UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2013

ID PERFUMES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-52675 (Commission File Number)	20-8837626 (IRS Employer Identification No.)

1250 E. Hallandale Beach Blvd
Suite 402
Hallandale, FL  33009
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (954) 454-9978

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to the report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Section 1- Registrant’s Business and Operations

Item 1.02  Termination of a Material Definitive Agreement

On September 23, 2013 ID Perfumes, Inc. entered into a Rescission Agreement with Gigantic Parfums Inc. and those members of Gigantic who were signatories to the Membership Interest and Share Exchange Agreement (the “Share Exchange Agreement”) dated July 11, 2013 and filed as an exhibit to the Company’s Form 8-k filed with the Securities and Exchange Commission on July 17, 2013.

The Rescission Agreement provides in part that that the terms and conditions as set forth   in the Share Exchange Agreement shall be  deemed fully  rescinded and the respective benefits, liabilities or obligations imposed under the Share Exchange Agreement shall be cancelled and made void.

Notwithstanding the foregoing, all outstanding loans due Gigantic from ID Perfumes ($286,570 as of June 30, 2013 ) made  either prior to the execution of the Share Exchange Agreement and  through the date of  execution of the  Rescission Agreement shall remain an outstanding liability of ID Perfumes.   The loans made by Gigantic to ID Perfumes are non interest bearing with no repayment terms.

Under the terms of the Share Exchange Agreement, the members of Gigantic were to receive 253,125 shares of ID Perfumes common stock.   These shares were never issued and the members of Gigantic have no claim for the issuance of any shares of ID Perfumes common stock with respect to any provisions contained in the Share Exchange Agreement.

A copy of the Rescission Agreement is attached hereto as Exhibit 10.1. You are urged to review the Rescission Agreement in its entirety.

Section 9- Financial Statements and Exhibits 2- Financial Information

 Exhibits.

Exhibit No.	Description
10.1	Rescission Agreement executed between ID Perfumes, Inc. ,Gigantic Parfums LLC and members of Gigantic Parfums LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ID PERFUMES, INC

Date: September 25, 2013	By:	/s/ Ilia Lekach
Ilia Lekach
Chief Executive Officer